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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 30, 2007

                  RECLAMATION CONSULTING AND APPLICATIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    Colorado
                 (State or other jurisdiction of incorporation)

               000-26017                              58-2222646
              -----------                           --------------
        (Commission File Number)           (IRS Employer Identification No.)

                           940 Calle Amanecer Suite E
                         San Clemente, California 92673
                            Telephone: (949) 542-7440

        (Address and telephone number of principal executive offices and place of business)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Reclamation Consulting and Applications, Inc. ("we", "us" or the "Company")
files this report on Form 8-K to report the following:

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 30, 2007, we issued Secured Convertible Debentures (each, a "Debenture" and collectively, "Debentures") in the aggregate amount of $1,160,000 to three accredited investors, Paul Hughes, Eat-Me Foods, Ltd. and 0761291 B.C. Ltd. (each, an "Investor" and collectively, "Investors"). The Debentures carry simple interest of 12% per annum and mature on November 29, 2008 (the "Maturity Date"). Interest is payable monthly, with the principal due on the Maturity Date.

At any time prior to the Maturity Date, each Investor has the option to convert the outstanding balance of principal, unpaid interest, and/or up to six months of future interest into shares of our common stock (the "Shares") at a price that is the lower of (i) $0.20 per share or (ii) the simple moving average of our common stock on the OTC Bulletin Board over 10 consecutive trading days commencing on May 25, 2007.

Under the terms they negotiated, the Investors will receive differing amounts of warrants to purchase shares of our common stock (the "Warrants") in any conversion of their Debentures. If they convert their Debentures, Mr. Hughes and Eat-Me Foods, Ltd. will receive Warrants in a number equal to 245% and 50%, respectively, of the Shares received by each in any such conversion. 0761291 B.C. Ltd. is not entitled to any Warrants on conversion of its Debenture.

Fifty percent of the Warrants issued in any conversion will have an exercise price of $0.22 per share while the remaining Warrants will have an exercise price of $0.24 per share. The Warrants expire three years after issuance. In the event that the closing price of our common stock equals or exceeds $0.80 per share for twenty consecutive trading days, we have the option to cancel the unexercised Warrants after providing the Investors with 45-days prior written notice.

As of June 1, 2007 and based on a conversion price of $0.20 per share, the amount of common stock which would have been issuable upon full conversion of the aggregate principal of the Debentures plus six months of future interest is 6,148,000 Shares or approximately 11%] of our outstanding common stock. With the issuance of these Shares, the Investors would also receive Warrants for the purchase of 5,800,00 of our shares of common stock, or 9.5% of our outstanding common stock. In the event that the simple moving average price of our common stock on the OTC Bulletin Board from May 25, 2007 to June 8 is less than $0.20 per share, then the number of Shares and Warrants issuable upon full conversion and exercise of Warrants would be more.

The obligations under the Debentures are secured by a security interest in all of our assets. On the occurrence of any of the following events, each Investor may accelerate the Maturity Date, commence legal action against us, foreclose on our assets:


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      o     our failure to make payments under the Debentures when due;

      o we become insolvent or make a general assignment for the benefit of our creditors;

      o     any dissolution or termination of our existence; or

      o our failure to fulfill our obligations under the Debenture for at least 14 days after written notice of such failure by the Investor.

Both our CEO, Michael C. Davies, and our President, Gordon W. Davies, provided personal guaranties of our obligations under the Debenture to 0761291 B.C. Ltd. The guaranties make our CEO and President personally responsible to the Investors for satisfaction of our obligations under the Debenture issued to the Investors. Bandit Yacht Investments, Ltd., a company controlled by Fred Davies, who is the father of our CEO and our President and a shareholder of our company, also granted a mortgage and provided a guaranty of our obligations under the Debenture to 0761291 B.C. Ltd. In addition, it is our understanding that Mr. Hughes has provided a guaranty of our obligations under the Debentures to 0761291 B.C. Ltd. and Eat-Me Foods, Ltd., pursuant to an arrangement between the Investors to which we are not a party.

The Debentures have been offered and sold to the Investors in reliance upon exemptions from registration pursuant to Regulation S and Regulation D promulgated under the Securities Act of 1933, as amended. Each of the Investors is a non-U.S. person as defined in Rule 502 of Regulation S and an accredited investor as defined by Rule 501 of Regulation D.

On June 1, 2007, we used the proceeds from the sale of the Debentures to repurchase certain convertible notes and warrants held by AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partner, LLC and New Millennium Capital Partners II, LLC (the "Note Holders"). As previously disclosed in Current Reports on Form 8-K, on February 1, 2007, we entered into an Securities Repurchase Agreement with the Note Holders for the repurchase of secured convertible notes with an aggregate principal amount of $2,000,000 and warrants to purchase 8,000,000 shares of the our common stock. We paid the Note Holders an aggregate cash purchase price of $1,161,018.94 and 3,250,000 shares of our common stock for the repurchase of the notes and warrants.

To the extent the Investors do not convert their Debentures, we will need additional capital to make the interest and principal payments due under the Debentures. If needed, we plan to raise such funds through the private placement of debt or equity. We can offer no assurance that we will be able to raise all or any portion of the funds necessary to repay the Investors on terms favorable to us or at all.

A copy of the Secured Convertible Debentures and Personal Guaranties (collectively, the "Loan Documents") are attached as Exhibits 10.1 thorough 10.5 to this Current Report on Form 8-K. Included in the exhibits of the Debentures, is the form of promissory note to the Investors and the forms of Warrant to be received by Investors pursuant to a conversion. The foregoing summary of the Loan Documents are qualified in its entirety by the complete text of the Loan Documents.


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On May 30, 2006, we also issued a promissory note to each Investor evidencing the loan each Investor provided to us under the Debentures.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF- BALANCE SHEET ARRANGEMENT.

Our discussion under Item 1.01 of this Current Report is hereby incorporated by this reference.

ITEM 3.02  UNREGISTERED SALE OF EQUITY SECURITIES.

Our discussion under Item 1.01 of this Current Report is hereby incorporated by this reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
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10.1              Secured Convertible Debenture, dated May 30, 2007, issued to
                  Paul Hughes

10.2 Secured Convertible Debenture, dated May 30, 2007, issued to Eat-Me Foods, Ltd.

10.3 Secured Convertible Debenture, dated May 30, 2007, issued to 0761291 B.C. Ltd.

10.4              Personal Guaranty issued by Gordon W. Davies to 0761291 B.C.
                  Ltd.

10.5              Personal Guaranty issued by Michael C. Davies to 0761291 B.C.
                  Ltd.


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SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reclamation Consulting and Applications, Inc.

By: /s/ Michael Davies
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    Michael Davies, CEO

Dated:   June 4, 2007


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